Subsequent Events	12 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 — SUBSEQUENT EVENTS

On December 1, 2021, the Company entered into definitive agreements (the “Agreements”) with Kitanihon Pharmaceutical Co., Ltd. (“Kitanihon”), a Japanese pharmaceutical company, pursuant to which (i) both parties will build a manufacturing facility in Ji’an, Jiangxi, China, for the manufacturing and research and development of traditional Chinese medicine derivatives products, with an aggregate area of over 430,000 square feet, and the Company will bear the costs associated with building the facility, and (ii) the Company will purchase 464 shares of Kitanihon for an aggregate of JPY176.32 million (approximately US$1.56 million).

In relation to the Agreements, Sununion Holding Group Limited (“Sununion”), the controlling shareholder of the Company wholly owned by Mr. Gang Lai, the chief executive officer and chairman of the board of directors of the Company, entered into an agreement with Mr. Gang Lai and Kitanihon on December 1, 2021, pursuant to which Kitanihon authorizes the Company to use certain of its intangible assets, including technologies and certain intellectual properties, in exchange for which Mr. Gang Lai will transfer ordinary shares of Sununion owned by him and valued at US$2.5 million to Kitanihon.

The Company evaluated the subsequent event through the date of this report, and concluded that there are no material reportable subsequent events need to be disclosed.